                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)      November 15, 1996
                                                 -------------------------------

                     Plasma & Materials Technologies, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     California                        0-26482             95-4054321
--------------------------------------------------------------------------------
     (State or other                 (Commission           (I.R.S. Employer
       jurisdiction                  File Number)         Identification No.)
    of incorporation)



     9255 Deering Avenue, Chatsworth, California                     91311
--------------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (818) 886-8000
                                                    ----------------------------



                                Not applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On November 15, 1996 (the "Closing Date"), Plasma & Materials Technologies, Inc. ("PMT" or the "Company") completed the acquisition (the "Acquisition") of 100% of the outstanding capital stock of Electrotech Limited ("ET") and Electrotech Equipments Limited ("ETE" and, collectively with ET, "Electrotech") and, directly or indirectly, each subsidiary thereof, pursuant to that certain Share Purchase Agreement dated as of July 17, 1996, as amended (the "Share Purchase Agreement"), among PMT, Electrotech, Christopher D. Dobson ("Dobson") and the other shareholders of Electrotech (collectively with Dobson, the "Electrotech Shareholders"). Following the Acquisition, each of ET and ETE became a wholly-owned subsidiary of PMT.

          The consideration paid by PMT on the Closing Date consisted of (i) cash payments of (A) $72,100,254 to the Electrotech Shareholders for distribution in accordance with the terms of the Share Purchase Agreement, (B) $1,102,000 to Nigel Wheeler, the Chief Executive Officer of Electrotech, in full payment of the Wheeler Bonus, as defined in Section 6.13(b) of the Share Purchase Agreement, (C) $1,047,746 to Electrotech to fully fund the payment of the Employee Bonus Amount, as defined in Section 6.13(a) of the Share Purchase Agreement, (D) $500,000 to Mr. Dobson in full payment of the Non-Competition Fee, as defined in Section 6.13 of the Share Purchase Agreement, and (E) $250,000 to ETE in full payment of the purchase by PMT of all outstanding shares of Energy Transfer Systems, Inc., a Delaware corporation and wholly-owned subsidiary of ETE, and (ii) 5,600,000 shares of the Company's Common Stock, no par value per share (the "Common Stock"), to the Electrotech Shareholders. On the Closing Date, the closing sales price of the Common Stock on the Nasdaq Stock Market was $13.375. As such, on the Closing Date the aggregate purchase price paid by PMT for Electrotech equalled $149,900,000.

          The parties arrived at the purchase price through extensive arm's length negotiations of the Share Purchase Agreement. Additionally, each party relied on its financial advisor to assist in the negotiation of the purchase price. In that regard, PMT received the written opinion of its financial advisor, Salomon Brothers Inc ("Salomon"), dated July 5, 1996, to the effect that, as of such date and based upon and subject to the matters described therein, the Acquisition was fair to PMT and its shareholders from a financial point of view.

          On October 7, 1996 the Company issued and sold $86,250,000 of its 7 1/8 % Convertible Notes Due 2001 (the "Convertible Notes") in a private offering. A portion of the net proceeds from the issuance and sale of Convertible Notes were used by the Company to pay the cash portion of the purchase price paid to the Electrotech Shareholders in the Acquisition, as described above. The Convertible Notes were issued pursuant to that certain

Indenture dated as of October 7, 1996 between the Company and U.S. Trust Company of California, N.A., as trustee ("U.S. Trust").

          Prior to the Agreement, there was no material relationship between either Electrotech, including its officers, directors and affiliates, or the Electrotech Shareholders and the Company, including its officers, directors and affiliates.

          (b) At the time of the Acquisition, ET, ETE and their subsidiaries were engaged in the business of developing, marketing and servicing semiconductor fabrication equipment for the worldwide semiconductor manufacturing industry. The Company presently intends to have ET, ETE and their subsidiaries continue to engage in such business.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of Electrotech called for by Rule 3.05 of Regulation S-X under the Securities Exchange Act of 1934, as amended, have been previously filed by the Company with the Securities and Exchange Commission (the "Commission") and can be found in the Company's Proxy Statement dated September 11, 1996 (the "Proxy Statement"), as supplemented on October 1, 1996 (the "Proxy Supplement"). Such financial statements, which can be found at pages F-18 through F-36 of the Proxy Statement, are hereby incorporated by reference into this Current Report on Form 8-K.

          (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required pursuant to Article 11 of Regulation S-X have been previously filed by the Company with the Commission. Such pro forma financial information can be found at pages 2 through 6 of the Proxy Supplement and are hereby incorporated by reference into this Current Report on Form 8-K.

          (c)  EXHIBITS.

          1.1 Purchase Agreement dated as of October 7, 1996 among the Company, Salomon and Unterberg Harris (collectively, the "Initial Purchasers").

          2.1 Share Purchase Agreement dated July 17, 1996 (the "Share Purchase Agreement") among PMT, Electrotech and the Electrotech Shareholders.

          2.2 Amendment No. 1 to Share Purchase Agreement dated as of September 9, 1996.

          2.3 Amendment No. 2 to Share Purchase Agreement dated as of October 16, 1996.

          2.4    Amendment No. 3 to Share Purchase Agreement dated November 14,
1996.

          4.1 Indenture dated as of October 7, 1996 between the Company and U.S. Trust.

          10.20 Registration Agreement dated as of October 7, 1996 between the Company and the Initial Purchasers.

          10.21 Employment Agreement dated November 15, 1996 between PMT and Nigel Wheeler.

          10.22 Registration Agreement dated November 15, 1996 between PMT and Christopher D. Dobson.


ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          In connection with the Acquisition, as further described in Item 2(a) above, on the Closing Date the Company issued an aggregate of 5,600,000 shares of Common Stock to the Electrotech Shareholders pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "'33 Act"). Such shares constituted approximately 50% of the aggregate consideration paid by PMT in the Acquisition. Pursuant to Section 3.6 of the Share Purchase Agreement, each of the Electrotech Shareholders made a number of representations and covenants to the Company concerning Regulation S. Each Electrotech Shareholder represented to PMT, that, among other things, such shareholder is not a "U.S. person" and was not acquiring shares of Common Stock for the benefit of any "U.S. person." With respect to the issuance of the 5,600,000 shares of Common Stock referred to above, the Company relied on the representations and covenants of the Electrotech Shareholders contained in Section 3.6 of the Share Purchase Agreement in determining that Regulation S was available as an exemption from the registration requirements of the '33 Act.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  November 26, 1996


                                  PLASMA & MATERIALS TECHNOLOGIES, INC.


                                  By:  /s/ John W. LaValle
                                       --------------------------------
                                       John W. LaValle
                                       Vice President, Chief Financial Officer
                                       and Secretary

                                 EXHIBIT INDEX

Exhibit                                                                        Page
Number                               Description                              Number
-------                              -----------                              ------
  1.1     Purchase Agreement dated as of October 7, 1996 among the
          Company, Salomon and Unterberg Harris (collectively, the
          "Initial Purchasers")

  2.1     Share Purchase Agreement dated July 17, 1996 (the "Share
          Purchase Agreement") among PMT, Electrotech and the
          Electrotech Shareholders

  2.2     Amendment No. 1 to Share Purchase Agreement dated as of
          September 9, 1996

  2.3     Amendment No. 2 to Share Purchase Agreement dated as of
          October 16, 1996

  2.4     Amendment No. 3 to Share Purchase Agreement dated as of
          November 14, 1996

  4.1 Indenture dated as of October 7, 1996 between the Company and U.S. Trust

 10.20    Registration Agreement dated as of October 7, 1996 between the
          Company and the Initial Purchasers

 10.21    Employment Agreement dated as of November 15, 1996 between
          PMT and Nigel Wheeler

 10.22    Registration Agreement dated as of November 15, 1996 between
          PMT and Christopher D. Dobson